UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 24, 2019

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On July 24, 2019, Fidelity National Information Services, Inc. (“FIS”) held a special meeting of its shareholders (the “Special Meeting”) in connection with the proposed business combination of Fidelity National Information Services, Inc. (“FIS”) and Worldpay (the “Merger”). At the Special Meeting, FIS shareholders voted on and approved proposals relating to the Merger. The number of shares of common stock, par value $0.01 per share, of FIS (“Common Stock”) issued and outstanding as of the record date for the Special Meeting was 323,837,984. Present at the Special Meeting, in person or by proxy, were holders of Common Stock representing 274,689,811 votes, which constituted a quorum of the Special Meeting.

At the Special Meeting, the shareholders of FIS approved the following matters submitted to them for consideration:

1.
FIS’ shareholders voted upon and approved the issuance of shares of common stock of FIS, in connection with the transactions contemplated by the Agreement and Plan of Merger, dated as of March 17, 2019, as it may be amended from time to time, by and among FIS, Wrangler Merger Sub, Inc., a wholly-owned subsidiary of FIS, and Worldpay, Inc., which proposal we refer to as the FIS share issuance proposal, with 274,098,767 votes for, 341,999 votes against, and 249,045 abstentions.

2.
FIS’ shareholders voted upon and approved an amendment to the articles of incorporation of FIS to increase the number of authorized shares of common stock of FIS from 600,000,000 to 750,000,000, effective only immediately prior to consummation of the merger, which proposal we refer to as the FIS articles amendment proposal, with 273,389,971 votes for, 1,059,175 votes against, and 240,665 abstentions.

3.	The proposal to adjourn the Special Meeting was not necessary or appropriate because there were sufficient votes to approve the FIS share issuance proposal and FIS articles amendment proposal.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: July 24, 2019	By:	/s/ Charles H. Keller
		Name:	Charles H. Keller
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary